AMENDMENT NUMBER FOUR

to the

MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,

dated as of November 1, 2001,

between

UBS REAL ESTATE SECURITIES INC.,

and

COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made as of June 22, 2004, between Countrywide Home Loans, Inc., (the “Seller”) and UBS Real Estate Securities Inc., (the “Purchaser”), to the Master Loan Purchase and Servicing Agreement, dated as of November 1, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”) between the Purchaser and the Seller, as otherwise amended.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment Number Four.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. Effective as of June 22, 2004, the Agreement is hereby amended as follows:

(A) The following definition in Section 1 are hereby revised by adding the following fields to the Mortgage Loan Schedule:

(i)

(27) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (28) the original months to maturity; (29) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (30) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (31) with respect to Adjustable Rate Mortgage Loans, the Lifetime Mortgage Interest Rate Cap under the terms of the Mortgage Note; (32) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (33) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap and the Initial Rate Cap under the terms of the Mortgage Note; (34) whether such Mortgage Loan provides for a Prepayment Penalty; (35) the Prepayment Penalty period of such Mortgage Loan, if applicable; (36) the Mortgage Interest Rate as of origination; (37) the credit risk score (FICO score) at origination; (38) the date of origination; (39) the Mortgage Interest Rate adjustment period; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) the Appraised Value of the Mortgaged Property; (43) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (44) a code indicating if a Mortgage Loan is an IO Mortgage Loan and the term of the interest only period; and (45) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, the corresponding MIN.

(B)

The following definitions are added to Section 1:

(i)

IO Mortgage Loan: A Mortgage Loan that provides for payments of interest only for a period of time set forth in the related Mortgage Note and then provides equal payments of principal and interest sufficient to fully amortize the outstanding principal balance over the remaining term of the Mortgage Loan.

(ii)

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

(iii)

MERS Mortgage Loan: Any Loan registered with MERS on the MERS System.

(iv)

MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

(v)

MIN: The Mortgage Identification Number for any MERS Loan.

(vi)

MOM Loan: Any Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Loan and its successors and assigns.

(vii)

Prepayment Penalty:  With respect to each Mortgage Loan, the fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.

(viii)

Underwriting Guidelines: The underwriting guidelines of the originator.

(C)

Subsection 7.01 of the Agreement is hereby amended by adding the following after Subsection 7.01(ix):

(x)

The Seller is in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(D)

Subsection 7.02(vii) of the Agreement is hereby amended by adding the following to the end of the paragraph of that subsection:

The Seller has not done, and is not aware that any prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such insurance policies;

(E)

Subsection 7.02(xxiii) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xiii)

The Mortgage and related Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial foreclosure. The Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers’ Civil Relief Act;

(F)

Subsection 7.02(xli) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xli)

No Mortgage Loan is (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) classified as a “high cost,” “covered,” “high risk home”, “high-rate, high-fee,” “threshold,” or “predatory” loan under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened scrutiny or additional legal liability for a residential mortgage loan having high interest rates, points and/or fees) (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E) or (d) in violation of any state law or ordinance comparable to HOEPA;

(G)

Subsection 7.02(xlii) of the Agreement is hereby amended by adding the following to the end of that subsection:

(xlii)

No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan;

(H)

Subsection 7.02 of the Agreement is hereby amended by adding the following after Subsection 7.02(xlix):

(l)

Except for an IO Mortgage Loan, principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. The Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Loan is as defined in the related Mortgage Note. The Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Loan; and

(li)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate loans in the case of Fixed Rate Loans, and adjustable rate loans in the case of Adjustable Rate Loans and rescission materials with respect to Refinanced Loans.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment Number Four, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT NUMBER FOUR SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 5. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:_______________________________

Name:

Title:

UBS REAL ESTATE SECURITIES INC.

By:_______________________________

Name:

Title:

By:_______________________________

Name:

Title: